SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.35)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                               CLS ADVISORONE FUNDS
                (Name of Registrant as Specified In Its Charter)

                                      SAME
         (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11(1).

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                            ORBITEX GROUP OF FUNDS II
                        (FORMERLY, CLS ADVISORONE FUNDS)

                          AMERIGO FUND   CLERMONT FUND
                                  (THE "FUNDS")

                                 CLASS C SHARES
                                 CLASS N SHARES

                       SPECIAL MEETING OF THE SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 22, 1999

     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints [_______] and [______] as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Amerigo Fund and Clermont Fund, both series of the ORBITEX Group of Funds II, formerly, the CLS AdvisorOne Funds (the "Trust"), to be held in the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY, 10178 on Wednesday, December 22, 1999, at 12:00 noon, (Eastern Time), and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below, and on any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSALS:
            Please mark your choices like this on the Proposals /X/

         PROPOSAL # 1:     APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT
                           BETWEEN THE TRUST, ON BEHALF OF THE AMERIGO FUND AND
                           THE CLERMONT FUND, AND A NEWLY-CREATED, WHOLLY-OWNED
                           SUBSIDIARY OF ORBITEX ACQUISITION HOLDINGS CORP.:


         Amerigo Funds:    FOR           AGAINST          ABSTAIN
                           ---           -------          -------

              (TO BE VOTED ON BY AMERIGO FUND SHAREHOLDERS ONLY)


         Clermont Funds:   FOR           AGAINST          ABSTAIN
                           ---           -------          -------

              (TO BE VOTED ON BY CLERMONT FUND SHAREHOLDERS ONLY)

         PROPOSAL # 2:     ELECTION OF TRUSTEES.  THE NOMINEES ARE: RONALD S.
                           ALTBACH, RICHARD E. STIERWALT, STEPHEN H. HAMRICK AND
                           JOHN D. MORGAN.

                           (TO BE VOTED ON BY ALL SHAREHOLDERS)

         FOR all nominees
         FOR all nominees except for those indicated below
         WITHHOLD AUTHORITY to vote for all nominees

-------------------------------------------------------------------------------
         IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY NOMINEE, PLEASE MARK THE BOX ENTITLED "FOR ALL NOMINEES EXCEPT FOR THOSE INDICATED BELOW" AND WRITE THE NOMINEE'S NAME(S) IN THE LINE ABOVE.


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS SPECIFIED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 1999               ________________________________
                                            Signature of Shareholder

                                            ________________________________
                                            Signature (Joint owners)


YOU CAN VOTE BY MAIL, INTERNET, OR IN PERSON.

     TO VOTE BY MAIL, PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

     YOU MAY ALSO SUBMIT YOUR VOTE OVER THE INTERNET AT WWW.PROXYVOTE.COM.

     FINALLY, YOU MAY VOTE IN PERSON BY ATTENDING THE MEETING ON DECEMBER 22, 1999.

                            ORBITEX GROUP OF FUNDS II
                        (FORMERLY, CLS ADVISORONE FUNDS)

                          AMERIGO FUND   CLERMONT FUND
                                  (THE "FUNDS")

                                 CLASS C SHARES
                                 CLASS N SHARES


--------------------------------------------------------------------------------
                        IMPORTANT SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

THIS DOCUMENT CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY CARD, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO THE FUNDS. IF YOU SIGN THE PROXY CARD WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES.

WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. VOTING YOUR PROXY, AND DOING SO PROMPTLY, HELPS TO AVOID ADDITIONAL MAILINGS. WHEN SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO MAKE FOLLOW-UP SOLICITATIONS.

PLEASE TAKE A FEW MOMENTS TO EXERCISE YOUR RIGHT TO VOTE. THANK YOU.

--------------------------------------------------------------------------------

                            ORBITEX GROUP OF FUNDS II
                                 [service mark]

                            ORBITEX GROUP OF FUNDS II
                        (FORMERLY, CLS ADVISORONE FUNDS)
                          AMERIGO FUND   CLERMONT FUND
                                 CLASS C SHARES
                                 CLASS N SHARES
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 22, 1999

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Amerigo Fund and the Clermont Fund (the "Funds"), each a separate series of Orbitex Group of Funds II (the "Trust"), formerly named CLS AdvisorOne Funds, will be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY 10178, on December 22, 1999, at 12:00 noon, Eastern time, for the purpose of considering two proposals, which are described below, and transacting any other business that may properly come before the Meeting.

The first proposal asks Fund shareholders to consider and act on a proposal to approve new investment advisory agreements between the Trust, on behalf of each Fund, and a newly-created, wholly-owned subsidiary of Orbitex Acquisition Holdings Corp. ("New Advisor"). Orbitex Acquisition Holdings Corp. ("Orbitex Holdings) is a wholly-owned subsidiary of Orbitex Financial Services Group, Inc. ("Orbitex"). Orbitex Management, Inc., another wholly-owned subsidiary of Orbitex, currently serves as the investment advisor to the Orbitex Group of Funds. Clarke Lanzen Skalla Investment Firm, Inc. ("CLS Advisers"), the Funds' current investment adviser, has entered into an understanding with New Advisor regarding the acquisition of CLS Advisers by New Advisor. Shareholder approval of the New Agreements is requested because, upon the acquisition of CLS Advisers by New Advisor, the Trust's current advisory agreements with CLS Advisers will terminate. If shareholders approve the New Agreements, it is expected that, after the acquisition, the Funds' current portfolio manager and other key personnel will continue to manage the Funds' assets and provide related services as employees of New Advisor. More information about New Advisor, the New Agreements and Orbitex is in the attached Proxy Statement.

The second proposal asks Fund shareholders to consider and act on a proposal to elect four nominees to the Board of Trustees of the Trust. Each nominee is a current board member of the Orbitex Group of Funds and would, after election, comprise the entire Board of Trustees. The persons named as proxies are authorized to vote on such other business as may properly come before the Meeting in accordance with their own discretion. Shareholders of record at the close of business on November 2, 1999 are entitled to notice of and to vote at the Meeting or any adjournment thereof ("Shareholders"). All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, please mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope. Please see the enclosed materials for Internet and telephone voting instructions.

AFTER CAREFUL REVIEW AND CONSIDERATION, THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NEW AGREEMENTS AND FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF TRUSTEES.

                                           BY ORDER OF THE BOARD OF TRUSTEES
                                           SUSAN KINEEN, SECRETARY

November 14, 1999

                            ORBITEX GROUP OF FUNDS II
                        (FORMERLY, CLS ADVISORONE FUNDS)
                             14747 CALIFORNIA STREET
                              OMAHA, NEBRASKA 68154
                          AMERIGO FUND   CLERMONT FUND
                                 CLASS C SHARES
                                 CLASS N SHARES

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Orbitex Group of Funds II (the "Trust"), formerly, CLS AdvisorOne Funds, on behalf of its separate series, the Amerigo Fund and the Clermont Fund (the "Funds") for use at a Special Meeting of Shareholders to be held on December 22, 1999 at 12:00 noon, Eastern time, at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY 10178, and at any adjourned session thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting"). Shareholders of record at the close of business on November 2, 1999 (the "Record Date") are entitled to vote at the Meeting (the "Shareholders"). The proxy card and this Proxy Statement are being mailed to Shareholders on or about November 14, 1999.

At the meeting, Shareholders will be asked to consider and act upon the following proposals:

1. APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF EACH FUND, AND A NEWLY-CREATED, WHOLLY-OWNED SUBSIDIARY OF ORBITEX ACQUISITION HOLDINGS CORP.(VOTED ON SEPARATELY BY SHAREHOLDERS OF EACH FUND, WITH BOTH CLASSES OF EACH FUND VOTING TOGETHER).

2. APPROVAL OF FOUR NOMINEES TO THE BOARD OF TRUSTEES OF THE TRUST, WHICH WOULD COMPRISE THE ENTIRE BOARD OF TRUSTEES (VOTED ON BY SHAREHOLDERS OF THE TRUST AS A WHOLE).

Shareholders will be asked to consider and act upon such other business as may properly be brought before the meeting. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by [_______] or [_______] at [______], by properly executing a later-dated proxy, or by attending the Meeting and voting in person. You may also vote over the Internet or by telephone. Please follow the enclosed instructions to use these methods of voting.

As of the Record Date, the approximate number of units of beneficial interest (shares) issued and outstanding for each Class of each Fund is set forth below:

         FUND AND CLASS                           SHARES OUTSTANDING

         Amerigo Fund
                  Class C                                 xxx
                  Class N                                 xxx

         Clermont Fund
                  Class C                                 xxx
                  Class N                                 xxx

INTRODUCTION

Shareholders are being asked to consider two proposals which are related to the pending acquisition of Clarke Lanzen Skalla Investment Firm, Inc. ("CLS Advisers") by a newly-created, wholly-owned subsidiary of Orbitex Acquisition Holdings Corp. ("New Advisor"). The first proposal asks Shareholders to consider the approval of new investment advisory agreements between the Trust, on behalf of the Funds, and New Advisor (the "New Agreements"). Under the provisions of the Investment Company Act of 1940 (the "1940 Act"), the Trust's current advisory agreements with CLS Advisers will terminate upon the acquisition of CLS Advisers by New Advisor. If shareholders approve the New Agreements, it is expected that, after the acquisition, the Funds' current portfolio manager and other key personnel will continue to manage the Funds' assets and provide related services as employees of New Advisor. The New Agreements provide for the same level of advisory fees as those charged under the current advisory agreements with CLS Advisers. The second proposal asks Shareholders to consider the election of four nominees to the Board of Trustees of the Trust. Each nominee is currently a member of the Board of Trustees of the Orbitex Group of Funds. The nominees would, after election, comprise the entire Board of Trustees. An affiliate of New Advisor currently serves as the investment advisor to the Orbitex Group of Funds.

PROPOSAL 1      CONSIDERATION OF THE APPROVAL OF A NEW INVESTMENT ADVISORY
                AGREEMENT BETWEEN THE TRUST, ON BEHALF OF EACH FUND, AND NEW
                ADVISOR
                (VOTED ON SEPARATELY BY SHAREHOLDERS OF EACH FUND, WITH BOTH
                CLASSES OF EACH FUND VOTING TOGETHER)

At the Meeting, Shareholders will be asked to consider and act upon a proposal to approve new investment advisory agreements between the Trust, on behalf of the Funds, and New Advisor (the "New Agreements"). The New Advisor has the same name as the Funds' current advisor. CLS Advisers and New Advisor have entered into an understanding regarding the acquisition of CLS Advisers by New Advisor. Under the 1940 Act, the Trust's current investment advisory agreements with CLS Advisers will terminate upon the acquisition of CLS Advisers by New Advisor. Accordingly, Shareholders of the Amerigo Fund are being asked to consider the approval of the New Agreement between the Trust, on behalf of the Amerigo Fund, and New Advisor. A copy of this New Agreement is attached as Exhibit A. Similarly, Shareholders of the Clermont Fund are being asked to consider the approval of the New Agreement between the Trust, on behalf of the Clermont Fund, and New Advisor. A copy of this New Agreement is attached as Exhibit B.

If Shareholders of a Fund approve the New Agreement, New Advisor will serve as the Fund's investment advisor upon the acquisition of CLS Advisers by New Advisor. Based on information provided by CLS Advisers and New Advisor, the Board of Trustees does not anticipate that the acquisition of CLS Advisers by New Advisor will reduce the quality of services provided to the Funds or result in any material changes in the manner in which the Funds' assets are managed. THE ADVISORY FEES PAID TO NEW ADVISOR UNDER THE NEW AGREEMENTS ARE IDENTICAL TO THE ADVISORY FEES CURRENTLY PAID BY THE FUNDS TO CLS ADVISERS UNDER THE CURRENT ADVISORY AGREEMENTS. New Advisor will maintain its offices in Omaha, in the same facilities as CLS Advisers currently occupy, and New Advisor expects that the Funds' current portfolio manager and CLS Advisers' key personnel will be employed by New Advisor after the acquisition.

New Advisor is a newly-created, wholly-owned subsidiary of Orbitex Acquisition Holdings Corp. ("Orbitex Holdings"), 410 Park Avenue, New York, New York 10022. Orbitex Holdings is a wholly-owned subsidiary of Orbitex Financial Services Group, Inc., 410 Park Avenue, New York, NY 10022, a New York corporation. Orbitex Financial Services Group, Inc., in turn, is majority owned by Capital Management Ltd., a Bahamian corporation. Mr. Thomas Bachmann is the controlling person of Capital Management Ltd.

New Advisor was organized as a New York corporation pursuant to articles of incorporation dated October 15, 1999. New Advisor's principal executive offices will remain at 14747 California Street, Omaha, NE 68154-1979. New Advisor is under common control with Orbitex Management Inc., 410 Park Avenue, New York, NY 10022, and Orbitex Management, Ltd., a Bahamian corporation; both entities are investment advisers that provide investment services to individuals and institutions, including Canadian unit trusts and the Orbitex Group of Funds. As of November 1, 1999, Orbitex Management Ltd. and Orbitex Management, Inc. had $160 million in U.S. mutual fund assets under management and managed $250 million in Canadian unit trust assets. With its affiliates, Orbitex Management Ltd. had $1.5 billion in assets under management, as of November 1, 1999. Information about New Advisor's executive officers and directors is included in Exhibit C.

THE NEW AGREEMENTS. The New Agreements are identical to the current advisory agreements between the Trust and CLS Advisers, except for the dates of execution, effectiveness, and the substitution of New Advisor as the investment advisor in place of CLS Advisers. Specifically, the New Agreements provide, in part, that New Advisor will make investment decisions regarding each Fund's assets and continuously review, supervise and administer the Fund's investment program, subject to the supervision of, and policies established by, the Board of

Trustees. Under the New Agreements, New Advisor will receive advisory fees of 1.00% of average daily net assets from each Fund. The advisory fees payable under the New Agreements and the current advisory agreements are the same.

THE CURRENT AGREEMENTS. The current advisory agreements, dated as of March 3, 1997, were last approved by the Trustees at a meeting held on February 19, 1999. The current agreements provide that CLS Advisers will supply investment research and portfolio management, including the selection of securities for each Fund to purchase, hold or sell and the selection of brokers through whom that Fund's portfolio transactions are executed. CLS Advisers also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, and permits its officers and employees to serve without compensation as Trustees and officers of the Fund if duly elected to such positions. Under the current advisory agreements, each Fund pays CLS Advisers, as compensation for the services rendered, an annual fee equal to 1.00% of the Fund's average daily net assets.

CONSIDERATIONS OF THE BOARD OF TRUSTEES. At a meeting held on November ___, 1999, the Trustees, including a majority of Trustees who are neither parties to the New Agreements nor "interested persons" of any such party (within the meaning of the 1940 Act), unanimously approved the New Agreements. In addition, the Trustees unanimously recommended that Shareholders approve the New Agreements. [In connection with the approval of the New Agreements, the Board of Trustees considered the terms of the current advisory agreements and the New Agreements, particularly those governing the services to be provided to the Funds and the fees and expenses payable by the Funds. The Board of Trustees also considered the skills and capabilities of New Advisor and the representations from Orbitex and CLS Advisers that key management personnel of CLS Advisers will continue to serve the Funds as employees of New Advisor.]

VOTING. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of Shareholders FOR the approval of the New Agreements. Shareholders of the Amerigo Fund will be asked to vote on the New Agreement between the Trust, on behalf of the Amerigo Fund, and New Advisor, with both Classes voting together. Similarly, Shareholders of the Clermont Fund will be asked to vote on the New Agreement between the Trust, on behalf of the Clermont Fund, and New Advisor, with both Classes voting together. Approval of this proposal for a Fund requires the vote of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NEW AGREEMENTS.

PROPOSAL 2      CONSIDERATION OF THE ELECTION OF FOUR NOMINEES TO THE BOARD OF
                TRUSTEES.
                (VOTED ON BY SHAREHOLDERS OF THE TRUST AS A WHOLE)

At the meeting, Shareholders will be asked to consider and act on a proposal to elect the following four nominees to the Board of Trustees of the Trust: Ronald
S. Altbach, Richard E. Stierwalt, Stephen H. Hamrick and John D. Morgan. Each nominee is a current member of the Board of Trustees of the Orbitex Group of Funds, which are advised by an affiliate of New Advisor. The current Trustees will continue to serve as Trustees until the Shareholders approve the election of the nominees to the Board. Upon each nominee's election and qualification, the nominees will constitute the entire Board of Trustees of the Trust, until such time as the Board of Trustees may vote to change or alter the constitution of the Board. It is expected that the nominees will serve as Trustees for the same level of compensation as the current Trustees. Exhibit D provides additional information on the current Trustees.

Each nominee has consented to being named in this Proxy Statement and to serving as a Trustee if elected. The Trust knows of no reason why any nominee would be unable or unwilling to serve as a Trustee if elected. Should any of the nominees become unable or unwilling to accept nomination or election prior to the Meeting, the persons named in the proxy will vote such other nominees as the current Board of Trustees may recommend.

CONSIDERATIONS OF THE BOARD OF TRUSTEES. At a meeting held on November __, 1999, the Board of Trustees, including all Trustees who are not "interested persons" (within the meaning of the 1940 Act), after due consideration, unanimously approved each nominee to serve as a member of the Board of Trustees, subject to shareholder approval. [In considering the nominees for election as Trustees of the Trust, the Trustees took into account the qualifications of each nominee and the concern for the continued efficient conduct of the Trust's business.]

GENERAL INFORMATION ABOUT THE NOMINEES. The chart below provides general information about each nominee, including the nominee's name, number of shares of each Fund beneficially owned by a nominee, business experience during the past five years (including all directorships).

-------------------------- ------------------------------------------------------------------------------ -----------------------
NAME                                      BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS                   SHARES BENEFICIALLY
                                                  (INCLUDING ALL DIRECTORSHIPS)1/                                OWNED3/
-------------------------- ------------------------------------------------------------------------------ -----------------------
Ronald S. Altbach          Trustee of Orbitex Group of Funds; Chairman, Paul Sebastian, Inc. (perfume              0
                           distributor); President, Olcott Corporation (1992-1994).
-------------------------- ------------------------------------------------------------------------------ -----------------------
Richard E. Stierwalt2/     Trustee of Group of Funds; President, Chief Executive Officer and Director,             0
                           Orbitex Management, Inc. since 1998; Consultant, Bisys Management, Inc.
                           (1996-1998) (mutual fund distributor); Chairman of the Board and Chief
                           Executive Officer, Concord Financial Group (1987-1996)(administrator and distributor of mutual funds).
-------------------------- ------------------------------------------------------------------------------ -----------------------
Stephen H. Hamrick         Trustee of Orbitex Group of Funds; Chairman, Carey Financial Corporation                0
                           since 1995 (broker-dealer); Chief Executive Officer, Wall Street Investors
                           Services (1994-1995)(retail brokerage firm); Senior Vice President,
                           PaineWebber, Inc. (1998-1994)(investment services).
-------------------------- ------------------------------------------------------------------------------ -----------------------
John D. Morgan             Trustee of Orbitex Group of Funds; Chairman and Director, CIBC Trust Company                  0
                           since 1997 (trust management); Vice President, Midland Walwyn
                           (1990-1997)(investment banking).
-------------------------- ------------------------------------------------------------------------------ -----------------------

1/ Communications may be directed to the nominees in care of the Administrator, 6000 Memorial Drive, Dublin, Ohio 43017.

2/ If elected, Mr. Stierwalt would be an interested person of the Funds in light of his position with Orbitex Management, Inc., an affiliate of New Advisor.

3/   As of November [ ], 1999.

VOTING. The enclosed proxy card permits Shareholders to vote for, or withhold authority to vote for, all of the nominees to the Board of Trustees by checking a single box, or to vote for, or withhold authority to vote for, each individual nominee. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the Shareholders FOR the election of each nominee. The election of the nominees or an individual nominee requires the affirmative vote of a majority of shareholders entitled to vote.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE TO THE BOARD OF TRUSTEES.

VOTING INFORMATION

SHAREHOLDER VOTING AND QUORUM. Each share has identical voting rights. Shareholders are entitled to one vote for each share and fractional votes for fractional shares. At shareholder meetings, the holders of a majority of the outstanding shares entitled to vote at the meeting (in person or by proxy) constitutes a quorum. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted FOR the approval of the Proposals.

Abstentions and "broker non-votes" will not be counted for or against the Proposals, but will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be counted as votes present for purposes of determining the number of voting securities present at the Meeting, and will therefore have the effect of counting against the Proposals.

ADJOURNMENT. In the event that sufficient votes in favor of the Proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to the Proposals. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals. They will vote against any such adjournment those proxies required to be voted against the Proposals. The costs of any such additional solicitation and of any adjourned session will be borne by CLS Advisers.

OTHER BUSINESS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

PROXY SOLICITATIONS. The cost of the solicitation and the Meeting will be borne by CLS Advisers. In addition to the solicitation of proxies by mail, the Trustees, CLS Advisers, officers of the Trust, and officers and employees of the Administrator may solicit proxies in person or by telephone. Employees of CLS Advisers and the Administrator will not be compensated by the Trust for their solicitation activities. Persons holding shares as nominees will, upon request, be reimbursed by CLS Advisers for their reasonable expenses incurred in sending soliciting materials to their principals.

INTEREST OF CERTAIN PERSONS. Mr. Stierwalt, a nominee to the Board of Trustees, may have an interest in the approval of the New Agreements due to his position with Orbitex Management, Inc., an affiliate of New Advisor. Messrs. Clarke, Skalla and Clarke, who are "interested persons" of the Trust (within the meaning of the 1940 Act) and current Trustees, may have an interest in the approval of the New Agreements due to their position with CLS Advisors.

ADDITIONAL INFORMATION

DESCRIPTION OF THE TRUST AND THE FUNDS. The Trust was organized as a business trust under Massachusetts law pursuant to a Declaration of Trust dated March 3, 1997. The Trust is governed by the Declaration of Trust, By-Laws and applicable Massachusetts law. The Trust is an open-end management investment company registered under the 1940 Act. The Trust is authorized to issue an unlimited number shares of beneficial interest, with a par value of $0.10 per share, from an unlimited number of series (funds) and classes of shares. Each Fund is a duly organized and validly existing series of the Trust. Shares of the Trust have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

Information about the Trust's current executive officers is attached as Exhibit
D.

SHAREHOLDER MEETINGS AND PROPOSALS. The Trust is not required to hold annual shareholder meetings, although special meetings of shareholders, such as this Meeting, may be held under certain circumstances. Meetings may be held to vote on the following matters, if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund: (i) removal of a Trustee or Trustees of a Fund; (ii) approval or termination of investment advisory or management contracts; (iii) termination or reorganization of the Trust; (iv) amending the Declaration of Trust; and (v) with respect to any merger, consolidation or sale of assets. The Trust will assist in shareholder communications in such matters to the extent required by law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017.

ELECTION AND TERM OF TRUSTEES. The Trust's affairs are supervised by the Trustees under applicable Massachusetts law. Trustees of the Trust may be elected by a majority vote of a quorum cast by written ballot at the regular meeting of shareholders, if any, or at a special meeting held for that purpose. Trustees also may be appointed by a majority of Trustees then holding office. Trustees hold office until their successors are duly elected and qualified or until their death, removal or resignation. Shareholders may remove a Trustee by vote of a majority of the votes entitled to be cast for the election of trustees and may elect a successor to fill a resulting vacancy. A Trustee elected thereby serves for the balance of the term of the removed Trustee.

TRUSTEE AND SHAREHOLDER LIABILITY. Although under Massachusetts law shareholders of a Massachusetts business trust could, under limited circumstances, be held personally liable for the obligations of the trust, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability. In addition, under the Declaration of Trust, the Trust will indemnify a shareholder for his or her losses and expenses should the shareholder be held personally liable for the obligations of the Trust. As a result, the likelihood that a shareholder would be held personally liable for the obligations of the Trust is extremely remote.

Generally, the obligations of the Trust or a Fund are not binding upon board members individually, but only upon the assets and property of the Trust or Fund. Although board members generally are not liable for errors arising from proper exercise of their business judgment, nothing would protect a board member against any liability arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

FUND SERVICE PROVIDERS.

INVESTMENT ADVISER. CLS Advisers currently serves as the Funds' investment adviser pursuant to an investment advisory agreements. Under the agreements, CLS Advisers manages each Fund's assets within the limitations of its investment policies and restrictions, and furnishes all services required for the transaction of Fund business, other than services which are provided by the Fund's administrator, custodian, transfer agent, independent accountants and legal counsel. During the Funds' last fiscal year, the Amerigo Fund paid $135,471 to CLS Advisers for advisory services rendered and the Clermont Fund paid $68,606 to CLS Advisers for advisory services rendered. The agreements were approved by the sole initial shareholder of the Funds on [date].

CLS Advisers maintains its offices at 14747 California Street, Omaha, NE 68154-1979. CLS Advisers is controlled by W. Patrick Clarke through ownership of voting common stock. Mr. Clarke, a director and the President of CLS Advisers, is Chairman, President and a Trustee of the Trust.

FUND DISTRIBUTOR. CLS Distributors, Inc., 14747 California Street, Omaha, NE 68154, an affiliate of CLS Advisers, serves as distributor of Class C Shares of the Funds. The Distributor receives 1.00% per year of average net asset value (0.75% as a Rule 12b-1 fee and 0.25% as a service fee). Class N Shares are self-distributed.

INDEPENDENT AUDITORS. At a meeting held on September 24, 1999, the Board of Trustees selected KPMG LLP as the Trust's independent auditors for the fiscal year ending April 30, 2000. Representatives from KPMG LLP are not expected to be present at the Meeting, will have an opportunity to make a statement and will be available to respond to questions.

OTHER SERVICE PROVIDERS. The Funds' administrator and transfer agent is Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio, 43017. The Funds' custodian is Firststar Bank, N.A., Star Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202.

OTHER INFORMATION

REPORTS TO SHAREHOLDERS. The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Funds and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to the Trust, or by calling the Administrator at (800) 377-8796.

OBTAINING ADDITIONAL INFORMATION. Information about the Funds and the Trust, including the Funds' prospectuses, statement of additional information, and shareholder reports, may be obtained from the SEC by: reviewing and copying documents in the SEC's Public Reference Room in Washington, D.C. (for information call 1-800-SEC-0330); retrieving information from the SEC's web site at HTTP://WWW.SEC.GOV; or requesting documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-6009. To aid you in obtaining this information, the Trust's 1940 Act registration number is 811-08095.

SHAREHOLDER INQUIRIES. Shareholder inquiries may be addressed to the Trust in writing c/o Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017 or by telephoning the Administrator at (800) 377-8796.

BENEFICIAL OWNERS. As of October 31, 1999, the following persons were the only persons who were, to the knowledge of the Trust, beneficial owners of 5% or more of a Class of shares of a Fund:

------------------ ----------------------- ------------------ ------------------
                   NAME AND ADDRESS OF
FUND AND CLASS     BENEFICIAL OWNER        NUMBER OF SHARES   PERCENT OF CLASS
------------------ ----------------------- ------------------ ------------------

------------------ ----------------------- ------------------ ------------------

------------------ ----------------------- ------------------ ------------------

------------------ ----------------------- ------------------ ------------------

------------------ ----------------------- ------------------ ------------------

------------------ ----------------------- ------------------ ------------------

------------------ ----------------------- ------------------ ------------------

The current Trustees and officers beneficially own less than 1% of each Class of shares of each Fund.

AUDIT COMMITTEE. The Trust has a standing audit committee of the Board of Trustees compromised of H. Reese Hansen (Chairman), L. Merrill Bryan, Jr. and Richard A. Zehnacker, all of whom are not "interested persons" of the Trust (within the meaning of the 1940 Act). The audit committee met twice in the last fiscal year to review the financial statements, audit fees, and the status of the independent auditors' Year 2000 compliance. It is expected that the new Board of Trustees will name the nominees who are not "interested persons" (within the meaning of the 1940 Act) as members of the audit committee.

                              ---------------------

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO USE THESE METHODS OF VOTING.

                                    EXHIBIT A

                      FORM OF INVESTMENT ADVISORY AGREEMENT

                                     Between
                            ORBITEX GROUP OF FUNDS II
                                  on behalf of
                                THE AMERIGO FUND
                                       and
                   CLARKE LANZEN SKALLA INVESTMENT FIRM, INC.


     This Agreement is made the ____ day of December, 1999, by and between THE AMERIGO FUND (the "Fund") a separate investment series of Orbitex Group of Funds II, a business trust organized and existing under the laws of the State of Massachusetts, operating as an open-end investment company (the "Trust") and Clarke Lanzen Skalla Investment Firm, Inc. a corporation organized and existing under the laws of New York (the "Advisor").

                                   WITNESSETH:

     WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended; and

     WHEREAS, the Advisor is engaged principally in the business of rendering investment supervisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Trust desires to retain the Advisor to render investment and supervisory services to the Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:


                                       I.

                            INVESTMENT RESPONSIBILITY

     (1) In providing the services and assuming the obligations set forth herein, the Advisor may, at its expense, employ one or more subadvisers. References herein to the Advisor shall include any subadviser employed by the Advisor. Any agreement between the Advisor and a subadviser shall be subject to the renewal, termination and amendment provisions of Section V hereof.

     The Trust hereby retains the Advisor to supervise and assist in the management of the assets for the Fund and to furnish the Fund with a continuous program for the investment of the Fund's assets in accordance with the Fund's currently effective registration statement, including:

          a. Recommendations as to specific securities to be purchased for or eliminated from THE Fund, and

          b. Recommendations as to the portion of the Fund's assets that should be held uninvested.

     (2) Notwithstanding the generality of the foregoing, the Advisor may itself, and at its own expense, contract for such supplementary advisory and research services as it deems necessary or desirable to fulfill its obligations under paragraph (1) above, provided that any such contract shall have been approved by the Fund and its shareholders to the extent, and in the manner, required by the Investment Company Act of 1940, as amended.

     (3) The Advisor shall furnish to the Trust the services of one or more persons who shall be authorized by the Trust to place orders for the purchase and sale of securities for the account of the Fund. Acting through a person so authorized by the Trust, the Advisor shall place such orders for the Fund.

     (4) Notwithstanding the generality of paragraph (3) above, and subject to the provisions of paragraphs (5) and (6) below, the Advisor shall endeavor to secure for the Fund the best possible price and execution of every purchase and sale for the account of the Fund. In seeking such best price and execution the Advisor shall use its own judgment as to the implementation of its own investment recommendations, including the Advisor's judgment as to the time when an order should be placed, the number of securities to be bought or sold in any one trade that is a part of any particular recommendation, and the market in which an order should be placed.

     (5) The Advisor shall use its own judgment in determining the broker-dealers who shall be employed to execute orders for the purchase or sale of securities for the Fund, in order to:

          a. Secure best price and execution on purchases and sales for the Fund; and

          b. Secure supplemental research and statistical data for use in making its recommendations to the Fund.

     (6) The Advisor shall use its discretion as to when, and in which market, the Fund's transactions shall be executed, in order to secure for the Fund the benefits of best price and execution, and supplemental research and statistical data. The use of such discretion shall be subject to review by the Trustees of the Trust at any time and form time to time. The Trust, acting by its Trustees, may withdraw said discretion at any time, and may direct the execution of portfolio transactions for the Fund in any lawful manner different from that provided for herein. Until a decision is made to withdraw or limit the discretion herein granted, the Advisor shall not be liable for any loss suffered by the Fund through the exercise by the Advisor of that discretion unless the Advisor shall be; guilty of gross negligence or willful misconduct.


                                       II.

                          ADMINISTRATIVE RESPONSIBILITY

     During the continuance of this Agreement, Advisor shall provide the Fund with a continuous program of general administration including:

          a. Office space, equipment, supplies and utility services as shall be required to conduct Fund business;

          b. The provision and supervision of all persons performing the executive, administrative, and clerical functions necessary for the conduct of the Fund's business except as set forth in g., below;

          c. The supervision of accounting, and of records and record-keeping for the Fund;

          d. The preparation and distribution of mandatory reports to Fund shareholders and regulatory bodies;

          e.   The supervision of the daily net asset value of the Fund;

          f. The preparation and distribution on behalf of the Fund of notices of shareholder and Trustee meetings, agendas, proxies, and proxy statements; and

          g. Other facilities, services, and activities necessary for the conduct of the Fund's business, except for services by the Fund's Custodian, Registrar, Transfer Agent, Accounting Services Agent, Dividend Disbursing Agent, Auditors, and Legal Counsel.


                                      III.

                             ALLOCATION OF EXPENSES

         The Advisor shall pay the Fund's pro rata share of the cost and expenses of the following services, facilities and activities: necessary office space, equipment, supplies, utility services and all other ordinary office expenses; the salaries and other compensation of the Trust's trustees, officers and employees who are affiliated persons, of the Advisor; and fees for supplementary advisory and research services performed for the Advisor. The Fund shall pay all other expenses incurred in the organization and operation of the Fund and the continuous offering of interests in the Fund, including, but not limited to, the following:

          a. The Fund's PRO RATA share of the fees and expenses of counsel in connection with the organization of the Fund.

          b. The regular fees or special charges of any Custodian, Transfer Agent, Registrar, Accounting Services Agent or Dividend Disbursing Agent allocable to the Fund.

          c. The Fund's PRO RATA share of the compensation or fees of the Trust's auditors and legal counsel, and compensation and costs relating to legal or administrative proceedings or to litigation.

          d. Income, franchise, stock transfer and other taxes attributable to the Fund.

          e. Initial or renewal fees payable to governmental agencies in connection with the filing of reports, notices, registration statements, and other material required to be filed in connection with the Fund's business.

          f.   The Fund's pro rata share of any insurance or bond premiums.

          g.   The Funds pro rata share of association dues or assessments.

          h.   Brokerage fees or commissions on all Fund transactions.

          i. The Fund's pro rata share of interest on borrowed funds or otherwise.

          j.   Any extraordinary expenses attributable directly to the Fund.


                                       IV.

                                  COMPENSATION

     The Fund shall pay the Advisor a fee, based on the value of the net assets of the Fund determined in accordance with the Trust's Declaration of Trust, and computed as follows:

     (a) The annual advisory fee (the "Fee") shall be equal to the sum of 1.00% of the Funds average daily net assets.

     (b) The amounts due the Advisor in payment of the Fee set forth, above. The Fee will be accrued daily and shall be paid to the Advisor in pro rata monthly installments due and payable on the first business day of each calendar month.


                                       V.

                            DURATION AND TERMINATION

     (1) The term of this Agreement shall begin on the date first written above and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter this Agreement shall continue in effect from year to year, subject to the termination provisions and all other terms and conditions hereof; if: (a) such continuation shall be specifically approved at least annually by vote of the holders of majority of the outstanding voting securities of the Fund or by the vote cast in person at meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of a of any such party; and (b) the Advisor shall not have notified the Fund, in writing, at least 60 days prior to the expiration of any term, that it does not desire such continuation. The Advisor shall furnish to the Trust, promptly upon its request, such information, as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

     (2) This Agreement may not be amended, transferred, sold or in any manner hypothecated or pledged, without the affirmative vote of a majority of the outstanding voting securities of the Fund, and this Agreement shall automatically and immediately terminate in the event of its assignment.

     (3) This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days' notice in writing to the other party, provided, that in the case of termination by the Fund such action shall have been authorized by resolution of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.


                                       VI.

                                  MISCELLANEOUS

     (1) The Advisor shall not deal with the Fund as broker or dealer but the Advisor may enter orders for the purchase or sale of the Fund's securities through a company or companies that are under common control with the Advisor, provided such company acts as broker and charges a commission that does not exceed the usual and customary broker's commission if the sale is effected on a securities exchange, or, 11 percent of the purchase or sale price of such securities if the sale is otherwise effected. In connection with the purchase or sale of portfolio securities for the account of the Fund, neither the Advisor nor any officer or director of the Advisor shall act as a principal.

     (2) Except as expressly prohibited in this Agreement, nothing herein shall in any way limit or restrict the Advisor, or any officers, shareholders or employees of Advisor, from buying selling or trading in any security for its or their own account. Neither the Advisor nor any Officer or Director thereof shall take a short position in any interests of the Fund or otherwise purchase such interests for any purpose other than that of investment. However, the Advisor may act as underwriter or distributor provided it does so pursuant to a written contract approved in the manner specified in the Investment Company Act of 1940, as amended.

     (3) The Advisor may act as investment adviser to, and provide management services for, other investment companies, and may engage in businesses that are unrelated to investment companies, without limitation, provided the performance of such services and the transaction of such businesses does not impair the Advisor's performance of this Agreement.

     (4) The Advisor shall not be liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates (including, but not limited to, loss sustained by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security), except for loss resulting from willful misfeasance, bad faith or gross negligence of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under this Agreement.

     (5) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to said Act. Specifically, the terms "vote by a majority of the outstanding voting securities," "annually," "interested person," "assignment," and "affiliated person," as issued herein, shall have the meanings assigned to them by the Investment Company Act of 1940, as amended. In addition, where the effect of a requirement of the Investment Company Act of 1940, as amended, reflected in any provision of this contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     (6) The Trust will provide the Advisor with all information concerning the investment policies and restrictions of the Fund as the Advisor may from time to time request or which the

Trust deems necessary. In the event of any change in the investment policies or restrictions of the Fund, the Trust will promptly provide Advisor with all information concerning such change including, but not limited to, copies of all documents filed by the Fund with the Securities and Exchange Commission.

     (7) The Trustees, officers, employees and agents of the Trust shall not be personally bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

     (8) Except to the extent the provisions of this Agreement are govern led by federal law, they shall be governed by the law of Nebraska, without reference to its choice of law rules.

     (9) This Agreement represents the entire agreement between the parties hereto.

     (10) This Agreement may be executed in two or more counterparts, each of which shall be considered an original.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    ORBITEX GROUP OF FUNDS II
                                    On behalf of, THE AMERIGO FUND


Attest:_____________________        By:__________________________
Secretary



                                    Clarke Lanzen Skalla Investment Firm, Inc.


Attest:_____________________        By:__________________________
Secretary                           W. Patrick Clarke, President

                                    EXHIBIT B

                      FORM OF INVESTMENT ADVISORY AGREEMENT

                                     Between
                            ORBITEX GROUP OF FUNDS II
                                  on behalf of
                                THE CLERMONT FUND
                                       and
                   CLARKE LANZEN SKALLA INVESTMENT FIRM, INC.

     This Agreement is made the ____ day of December, 1999, by and between THE CLERMONT FUND (the "Fund") a separate investment series of ORBITEX GROUP OF FUNDS II, a business trust organized and existing under the laws of the State of Massachusetts, operating as an open-end investment company (the "Trust"), and Clarke Lanzen Skalla Investment Firm, Inc. a corporation organized and existing under the laws of New York (the "Advisor").

                                   WITNESSETH:

     WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended; and

     WHEREAS, the Advisor is engaged principally in the business of rendering investment supervisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Trust desires to retain the Advisor to render investment and supervisory services to the Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:


                                       I.

                            INVESTMENT RESPONSIBILITY

     (1) In providing the services and assuming the obligations set forth herein, the Advisor may, at its expense, employ one or more subadvisers. References herein to the Advisor shall include any subadviser employed by the Advisor. Any agreement between the Advisor and a subadviser shall be subject to the renewal, termination and amendment provisions of Section V hereof.

     The Trust hereby retains the Advisor to supervise and assist in the management of the assets for the Fund and to furnish the Fund with a continuous program for the investment of the Fund's assets in accordance with the Fund's currently effective registration statement, including:

          a. Recommendations as to specific securities to be purchased for or eliminated from the Fund, and

          b. Recommendations as to the portion of the Fund's assets that should be held uninvested.

     (2) Notwithstanding the generality of the foregoing, the Advisor may itself, and at its own expense, contract for such supplementary advisory and research services as it deems necessary or desirable to fulfill its obligations under paragraph (1) above, provided that any such contract shall have been approved by the Fund and its shareholders to the extent, and in the manner, required by the Investment Company Act of 1940, as amended.

     (3) The Advisor shall furnish to the Trust the services of one or more persons who shall be authorized by the Trust to place orders for the purchase and sale of securities for the account of the Fund. Acting through a person so authorized by the Trust, the Advisor shall place such orders for the Fund.

     (4) Notwithstanding the generality of paragraph (3) above, and subject to the provisions of paragraphs (5) and (6) below, the Advisor shall endeavor to secure for the Fund the best possible price and execution of every purchase and sale for the account of the Fund. In seeking such best price and execution the Advisor shall use its own judgment as to the implementation of its own investment recommendations, including the Advisor's judgment as to the time when an order should be placed, the number of securities to be bought or sold in any one trade that is a part of any particular recommendation, and the market in which an order should be placed.

     (5) The Advisor shall use its own judgment in determining the broker-dealers who shall be employed to execute orders for the purchase or sale of securities for the Fund, in order to:

          a. Secure best price and execution on purchases and sales for the Fund; and

          b. Secure supplemental research and statistical data for use in making its recommendations to the Fund.

     (6) The Advisor shall use its discretion as to when, and in which market, the Fund's transactions shall be executed, in order to secure for the Fund the benefits of best price and execution, and supplemental research and statistical data. The use of such discretion shall be subject to review by the Trustees of the Trust at any time and form time to time. The Trust, acting by its Trustees, may withdraw said discretion at any time, and may direct the execution of portfolio transactions for the Fund in any lawful manner different from that provided for herein. Until a decision is made to withdraw or limit the discretion herein granted, the Advisor shall not be liable for any loss suffered by the Fund through the exercise by the Advisor of that discretion unless the Advisor shall be; guilty of gross negligence or willful misconduct.


                                       II.

                          ADMINISTRATIVE RESPONSIBILITY

     During the continuance of this Agreement, Advisor shall provide the Fund with a continuous program of general administration including:

          a. Office space, equipment, supplies and utility services as shall be required to conduct Fund business;

          b. The provision and supervision of all persons performing the executive, administrative, and clerical functions necessary for the conduct of the Fund's business except as set forth in g., below;

          c. The supervision of accounting, and of records and record-keeping for the Fund;

          d. The preparation and distribution of mandatory reports to Fund shareholders and regulatory bodies;

          e.   The supervision of the daily net asset value of the Fund;

          f. The preparation and distribution on behalf of the Fund of notices of shareholder and Trustee meetings, agendas, proxies, and proxy statements; and

          g. Other facilities, services, and activities necessary for the conduct of the Fund's business, except for services by the Fund's Custodian, Registrar, Transfer Agent, Accounting Services Agent, Dividend Disbursing Agent, Auditors, and Legal Counsel.


                                      III.

                             ALLOCATION OF EXPENSES

     The Advisor shall pay the Fund's pro rata share of the cost and expenses of the following services, facilities and activities: necessary office space, equipment, supplies, utility services and all other ordinary office expenses; the salaries and other compensation of the Trust's trustees, officers and employees who are affiliated persons, of the Advisor; and fees for supplementary advisory and research services performed for the Advisor. The Fund shall pay all other expenses incurred in the organization and operation of the Fund and the continuous offering of interests in the Fund, including, but not limited to, the following:

          a. The Fund's PRO RATA share of the fees and expenses of counsel in connection with the organization of the Fund.

          b. The regular fees or special charges of any Custodian, Transfer Agent, Registrar, Accounting Services Agent or Dividend Disbursing Agent allocable to the Fund.

          c. The Fund's PRO RATA share of the compensation or fees of the Trust's auditors and legal counsel, and compensation and costs relating to legal or administrative proceedings or to litigation.

          d. Income, franchise, stock transfer and other taxes attributable to the Fund.

          e. Initial or renewal fees payable to governmental agencies in connection with the filing of reports, notices, registration statements, and other material required to be filed in connection with the Fund's business.

          f.   The Fund's pro rata share of any insurance or bond premiums.

          g.   The Funds pro rata share of association dues or assessments.

          h.   Brokerage fees or commissions on all Fund transactions.

          i. The Fund's pro rata share of interest on borrowed funds or otherwise.

          j.   Any extraordinary expenses attributable directly to the Fund.


                                       IV.

                                  COMPENSATION

     The Fund shall pay the Advisor a fee, based on the value of the net assets of the Fund determined in accordance with the Trust's Declaration of Trust, and computed as follows:

     (a) The annual advisory fee (the "Fee") shall be equal to the sum of 1.00% of the

Funds average daily net assets.

     (b) The amounts due the Advisor in payment of the Fee set forth, above. The Fee will be accrued daily and shall be paid to the Advisor in pro rata monthly installments due and payable on the first business day of each calendar month.


                                       V.

                            DURATION AND TERMINATION

     (1) The term of this Agreement shall begin on the date first written above and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter this Agreement shall continue in effect from year to year, subject to the termination provisions and all other terms and conditions hereof; if: (a) such continuation shall be specifically approved at least annually by vote of the holders of majority of the outstanding voting securities of the Fund or by the vote cast in person at meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of a of any such party; and (b) the Advisor shall not have notified the Fund, in writing, at least 60 days prior to the expiration of any term, that it does not desire such continuation. The Advisor shall furnish to the Trust, promptly upon its request, such information, as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

     (2) This Agreement may not be amended, transferred, sold or in any manner hypothecated or pledged, without the affirmative vote of a majority of the outstanding voting securities of the Fund, and this Agreement shall automatically and immediately terminate in the event of its assignment.

     (3) This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days' notice in writing to the other party, provided, that in the case of termination by the Fund such action shall have been authorized by resolution of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.


                                       VI.

                                  MISCELLANEOUS

     (1) The Advisor shall not deal with the Fund as broker or dealer but the Advisor may enter orders for the purchase or sale of the Fund's securities through a company or companies that are under common control with the Advisor, provided such company acts as broker and charges a commission that does not exceed the usual and customary broker's commission if the sale is effected on a securities exchange, or, 11 percent of the purchase or sale price of such securities if the sale is otherwise effected. In connection with the purchase or sale of portfolio securities for the account of the Fund, neither the Advisor nor any officer or director of the Advisor shall act as a principal.

     (2) Except as expressly prohibited in this Agreement, nothing herein shall in any way limit or restrict the Advisor, or any officers, shareholders or employees of Advisor, from buying selling or trading in any security for its or their own account. Neither the Advisor nor any Officer or Director thereof shall take a short position in any interests of the Fund or otherwise purchase such interests for any purpose other than that of investment. However, the Advisor may act as underwriter or distributor provided it does so pursuant to a written contract approved in the manner specified in the Investment Company Act of 1940, as amended.

     (3) The Advisor may act as investment adviser to, and provide management services for, other investment companies, and may engage in businesses that are unrelated to investment companies, without limitation, provided the performance of such services and the transaction of such businesses does not impair the Advisor's performance of this Agreement.

     (4) The Advisor shall not be liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates (including, but not limited to, loss sustained by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security), except for loss resulting from willful misfeasance, bad faith or gross negligence of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under this Agreement.

     (5) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to said Act. Specifically, the terms "vote by a majority of the outstanding voting securities," "annually," "interested person," "assignment," and "affiliated person," as issued herein, shall have the meanings assigned to them by the Investment Company Act of 1940, as amended. In addition, where the effect of a requirement of the Investment Company Act of 1940, as amended, reflected in any provision of this contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     (6) The Trust will provide the Advisor with all information concerning the investment policies and restrictions of the Fund as the Advisor may from time to time request or which the Trust deems necessary. In the event of any change in the investment policies or restrictions of the Fund, the Trust will promptly provide Advisor with all information concerning such change including, but not limited to, copies of all documents filed by the Fund with the Securities and Exchange Commission.

     (7) The Trustees, officers, employees and agents of the Trust shall not be personally bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

     (8) Except to the extent the provisions of this Agreement are govern led by federal law, they shall be governed by the law of Nebraska, without reference to its choice of law rules.

     (9) This Agreement represents the entire agreement between the parties hereto.

     (10) This Agreement may be executed in two or more counterparts, each of which shall be considered an original.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    ORBITEX GROUP OF FUNDS II
                                    On behalf of, THE CLERMONT FUND


Attest:_____________________        By:__________________________
Secretary



                                    Clarke Lanzen Skalla Investment Firm, Inc.


Attest:_____________________        By:__________________________
Secretary                           W. Patrick Clarke, President

                                    EXHIBIT C

Executive Officers and Directors of New Advisor are listed below.

---------------------------------------- ---------------------------------------
NAME AND ADDRESS                         PRINCIPAL OCCUPATION
---------------------------------------- ---------------------------------------
Richard E. Stierwalt                     Chairman of the Board of Directors;
410 Park Avenue                          President, Chief Executive Officer,
New York, New York  10022                President and Director, Orbitex
                                         Management, Inc.
---------------------------------------- ---------------------------------------
W. Patrick Clarke                        President
14747 California Street
Omaha, NE  68154-1979
---------------------------------------- ---------------------------------------
Randal D. Skalla                         Chief Investment Officer
14747 California Street
Omaha, NE  68154-1979
---------------------------------------- ---------------------------------------
Vali Nasr                                Treasurer; Chief Financial Officer;
410 Park Avenue                          Orbitex Financial Services Group, Inc.
New York, New York  10022
---------------------------------------- ---------------------------------------
M. Fyzul Khan                            Secretary; Legal Counsel, Orbitex
410 Park Avenue                          Management, Inc.
New York, New York  10022
---------------------------------------- ---------------------------------------

                                    EXHIBIT D

Current Executive Officers and Trustees of the CLS AdvisorOne Funds are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Officers of the Trust will serve in their respective positions until their successors are duly appointed and qualified. The business address of each officer and Trustee is 14747 California Street, Omaha, NE 68154-1979.

------------------------------ -------------------------------------------------
Name and Age                   Positions Held and Business Experience

------------------------------ -------------------------------------------------
W. Patrick Clarke1/, 2/, 54    Trustee, Chairman and President, CLS AdvisorOne
                               Funds; President and Chief Executive Officer,
                               Clarke Lanzen Skalla Investment Firm, Inc.;
                               President and Trustee, CLS Distributors, Inc.
------------------------------ -------------------------------------------------
Randal D. Skalla1/, 37         Trustee and Vice President, CLS AdvisorOne Funds;
                               Vice President and Chief Investment Officer,
                               Clarke Lanzen Skalla Investment Firm, Inc.; Vice
                               President and Trustee, CLS Distributors, Inc.
------------------------------ -------------------------------------------------
Todd P. Clarke1/, 30           Trustee, Assistant Secretary and Assistant
                               Treasurer, CLS AdvisorOne Funds; Executive Senior
                               Vice President, Clark Lanzen Skalla Investment
                               Firm, Inc.; Secretary and Treasurer, CLS
                               Distributors, Inc.
------------------------------ -------------------------------------------------
H. Reese Hansen, [age]         Trustee, Dean of Brigham Young University J.
                               Reuben Clark Law School
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
L. Merill Bryan, Jr., [age]    Trustee, President and Chief Executive Officer,
                               Union Pacific Technologies, a computer and
                               telecommunications systems and services company.
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
Richard A. Zehnacker, [age]    Trustee, President, First Data Resources, a
                               credit card processing company.
------------------------------ -------------------------------------------------
Susan Kineen, 48               Secretary and Treasurer, CLS AdvisorOne Funds;
                               Senior Vice President and Comptroller, Clark
                               Lanzen Skalla Investment Firm, Inc. (since April
                               1997); Comptroller, Omaha Community Playhouse
                               (December 1991 - February 1997).
------------------------------ -------------------------------------------------

1/ Messrs. Clarke, Skalla and Clarke are "interested person" of the Trust (within the meaning of 1940 Act) by virtue of affiliation with either the Funds, the Trust or the current investment adviser.

2/ W. Patrick Clarke is Todd P. Clarke's father and H. Reese Hansen's brother-in-law.




                                      D-1